POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, American Century Quantitative Equity Funds, hereinafter called the "Corporation", and certain directors and officers of the Corporation, do hereby constitute and appoint William M. Lyons, David C. Tucker, Charles A. Etherington, David H. Reinmiller, Charles C.S. Park, Janet A. Nash, Brian L. Brogan and Otis H. Cowan, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders, or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation in its behalf and to affix its corporate seal, and to sign the names of each of such directors and officers in their capacities as indicated, to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Corporation has caused this Power to be executed by its duly authorized officers on this the 16th day of September, 2000.

                                     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


                                     By:/*/WILLIAM M. LYONS
                                        ---------------------------------------
                                        WILLIAM M. LYONS, President and
                                        Principal Executive Officer


                               SIGNATURE AND TITLE

/*/WILLIAM M. LYONS                                  /*/RONALD J. GILSON
WILLIAM M. LYONS                                     RONALD J. GILSON
President, Trustee and                               Trustee
Principal Executive Officer

/*/ROBERT T. JACKSON                                 /*/MYRON S. SCHOLES
ROBERT T. JACKSON                                    MYRON S. SCHOLES
Executive Vice President and                         Trustee
Principal Financial Officer

/*/MARYANNE ROEPKE                                   /*/KENNETH E. SCOTT
MARYANNE ROEPKE                                      KENNETH E. SCOTT
Senior Vice President, Treasurer and                 Trustee
Principal Accounting Officer

/*/JAMES E. STOWERS, III                             /*/JEANNE D. WOHLERS
JAMES E. STOWERS, III                                JEANNE D. WOHLERS
Trustee                                              Trustee

                                                     /*/ALBERT A. EISENSTAT
                                                     ALBERT A. EISENSTAT
Attest:                                              Trustee


By:/*/Paul Carrigan Jr.
   --------------------------------------------------
   Paul Carrigan Jr., Secretary